UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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First Federal Financial Corporation of Kentucky
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 1, 2004

Dear Shareholder:

You are cordially invited to attend the 2004 Annual Meeting of Shareholders of First Federal Financial Corporation of Kentucky (the “Corporation”) to be held at the Corporation’s corporate headquarters, 2323 Ring Road, Elizabethtown, Kentucky on Wednesday May 12, 2004 at 5:00 p.m.

The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, we will report on the operations of the Corporation.  Directors and officers of the Corporation as well as a representative from the Corporation’s independent accounting firm, Crowe Chizek and Company LLC, will be present to respond to questions of shareholders.

Detailed information concerning activities and operating performance during the year ended December 31, 2003 is contained in our Annual Report, which is also enclosed.

Please sign, date and promptly return the enclosed proxy card to the Corporation.  If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

We look forward to seeing you at the meeting.

Sincerely,

/s/ B. Keith Johnson
B. Keith Johnson
President & Chief Executive Officer

FIRST FEDERAL FINANCIAL CORPORATION OF KENTUCKY

2323 Ring Road

Elizabethtown, Kentucky 42702-5006

(270) 765-2131

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be Held on May 12, 2004

The Annual Meeting of Shareholders of First Federal Financial Corporation of Kentucky (the “Corporation”) will be held at the Corporation’s corporate headquarters, 2323 Ring Road, Elizabethtown, Kentucky, on Wednesday, May 12, 2004 at 5:00 p.m.

A proxy card and a proxy statement for the meeting are enclosed.

The meeting is for the purpose of considering and acting upon:

1.        The election of four directors of the Corporation;

2.        A proposal to change the Corporation’s name to “First Financial Service Corporation.”

3.        Such other matters as may properly come before the meeting or any adjournments thereof.

The Board of Directors is not aware of any other business to come before the meeting.

Shareholders of record at the close of business on March 17, 2004 are entitled to vote at the meeting and any adjournments thereof.

Please complete and sign the enclosed proxy card, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope.  If you attend the meeting, you can choose to revoke your proxy and elect to vote in person.

Any shareholder who wishes to obtain a copy, without charge, of First Federal Financial Corporation’s Annual Report on Form 10-K for the year ended December 31, 2003, which includes financial statements and financial statement schedules, may contact Rebecca Bowling, the Corporate Secretary, at 2323 Ring Road, Elizabethtown, Kentucky 42701, or at telephone number (270) 765-2131.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Rebecca S. Bowling
Rebecca S. Bowling
Corporate Secretary

Elizabethtown, Kentucky

April 1, 2004

YOUR VOTE IS IMPORTANT.

The prompt return of proxy cards will save the Corporation the expense of further requests for proxy cards in order to insure a quorum.  A self-addressed envelope is enclosed for your convenience.  No postage is required if mailed in the United States.

FIRST FEDERAL FINANCIAL CORPORATION OF KENTUCKY

2323 Ring Road

Elizabethtown, Kentucky 42702-5006

(270) 765-2131

ANNUAL MEETING OF SHAREHOLDERS

May 12, 2004

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxy cards by the Board of Directors of First Federal Financial Corporation of Kentucky (the “Corporation”) for use at the 2004 Annual Meeting of Shareholders of the Corporation (the “Meeting”) to be held at the Corporation’s headquarters, 2323 Ring Road, Elizabethtown, Kentucky, on Wednesday, May 12, 2004 at 5:00 p.m.  The accompanying Notice of Annual Meeting of Shareholders and this proxy statement, together with the enclosed proxy card, are being first mailed to shareholders of the Corporation on or about April 1, 2004.

REVOCABILITY OF PROXY CARDS

Shareholders who execute proxy cards retain the right to revoke them at any time.  Unless revoked, the shares represented by proxy cards will be voted at the Meeting and all adjournments thereof.  Proxy cards may be revoked by delivering written notice of revocation to the Corporation or by filing a later-dated proxy card before voting on a particular proposal at the Meeting.  A written notice of revocation of a proxy card should be sent to the Corporate Secretary, First Federal Financial Corporation of Kentucky, 2323 Ring Road, P.O. Box 5006, Elizabethtown, Kentucky 42702-5006, and will be effective if received by the Corporate Secretary before the Meeting.  A previously submitted proxy card will also be revoked if a shareholder attends the Meeting and chooses to vote in person.  Proxy cards solicited by the Board of Directors of the Corporation will be voted in accordance with the directions given by the shareholder.  Where no instructions are indicated, the shares represented by a signed proxy card will be voted for the nominees for director set forth below.

The accompanying proxy card confers discretionary authority on the persons named as proxies to vote in their discretion in matters related to the conduct of the Meeting.  If one or more persons other than the nominees named below are nominated as directors, then the named proxies or their substitutes will have the power, in their discretion, to vote cumulatively for some number less than all nominees named below or for such of the other nominees as they may choose.  If any of the nominees named below becomes unwilling or unable to accept nomination or election, then the proxies will have the right to vote for any substitute nominee in place of the withdrawing nominee.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Each shareholder of record as of the close of business on March 17, 2004 is entitled to one vote per share on each matter considered at the meeting other than the election of directors.  Shareholders may vote cumulatively in the election of directors.  See “Cumulative Voting.”  As of March 17, 2004, the Corporation had 3,705,438 shares of common stock (“Common Stock”) issued and outstanding.

Persons and groups owning more than 5% of the Common Stock are required by the Securities Exchange Act of 1934 to file reports regarding their ownership.  Based on those reports, the following table sets forth, as of March 17, 2004, information as to beneficial owners of more than 5% of the outstanding Common Stock as of that date.  The table also sets forth the beneficial ownership of all executive officers and directors of the Corporation as a group.

	Amount & Nature of Beneficial Ownership		Percent of Shares of Capital Stock Outstanding
First Federal Financial Corporation of Kentucky Employee Stock Ownership Plan 2323 Ring Road P.O. Box 5006 Elizabethtown, Kentucky 42702-5006	185,291	(1)	5.00%
All Executive Officers and Directors as a Group (15 Persons)	591,337	(2)	15.96%

(1)           As of the date of this proxy statement, all shares held by the ESOP have been allocated to employees.  The voting of allocated shares is directed by the employees.

(2)           Includes shares owned by spouses, or as custodian or trustee, over which all executive officers and directors as a group effectively exercise sole voting and investment power.  Also includes 42,790 shares of Common Stock subject to exercisable stock options, and 21,240 shares held by the Bank’s ESOP which have been allocated to the executive officer participants in the group.  Each employee participant votes shares allocated to his or her account.

CUMULATIVE VOTING

Pursuant to the Articles of Incorporation and Bylaws of the Corporation, every shareholder voting for the election of directors is entitled to cast a number of votes calculated by multiplying the number of shares the shareholder is entitled to vote by the number of directors to be elected.  Each shareholder is entitled to cast his or her votes for one director or to distribute those votes among any number of candidates as he or she chooses.  The Board of Directors intends to vote the shares represented by completed proxy cards solicited by it equally among the four candidates nominated by the Board of Directors.  However, the Board reserves the right, in its sole discretion, to distribute the votes among some or all of the nominees of the Board of Directors in another manner so as to elect as directors the maximum number of nominees possible.

ELECTION OF DIRECTORS

(Item 1 on your proxy card)

The Corporation’s Board of Directors is currently comprised of eleven directors, divided into three classes with staggered terms.  We currently have one class of three directors and two classes of four directors.

At the meeting, the Corporation will elect four directors.  The Board has nominated Robert M. Brown, Gail L. Schomp, and J. Alton Rider for election to a three-year term ending at the 2007 annual meeting.  It has also nominated Donald Scheer for a two-year term ending at the 2006 annual meeting.  If any nominee is unable to serve, the shares represented by all valid proxy cards will be voted for election of a substitute nominee that the Board of Directors selects.  At this time, the Board knows of no reason why any nominee might be unable to serve.

The four persons receiving the most votes at the meeting will be elected as directors.  Votes not cast at the meeting, either because of abstentions or broker non-votes, are not considered in determining the number of votes cast for the election of a nominee.

The following table sets forth personal information for each nominee and for each director continuing in office and the number of shares and percentage of the Common Stock he or she beneficially owns.

NOMINEES

NAME	AGE AT MARCH 17, 2004	YEAR FIRST ELECTED OR APPOINTED DIRECTOR (1)	TERM TO EXPIRE	SHARES OF COMMON STOCK BENEFICIALLY OWNED AT MARCH 17, 2004 (2) (3)	PERCENT OF CLASS

Robert M. Brown	64	1991	2007	18,974	*
Donald Scheer	53	2004	2006	1,000	*
Gail L. Schomp	50	2001	2007	187,918	5.07%
J. Alton Rider	66	1987	2007	88,228	2.38%

DIRECTORS CONTINUING IN OFFICE

Wreno M. Hall	85	1979	2005	91,255	2.46%
Walter D. Huddleston	77	1966	2005	81,433	2.20%
B. Keith Johnson	43	1997	2006	44,187	1.19%
Diane E. Logsdon	61	2000	2006	283	*
J. Stephen Mouser	55	1997	2005	7,846	*
John L. Newcomb, Jr.	49	2000	2006	17,236	*
Michael L. Thomas	49	1997	2005	1,651	*

NON-DIRECTOR EXECUTIVE OFFICERS

Name	Age	Number of Shares of Common Stock Beneficially Owned(2)(4)	Number of Exercisable Options at 12/31/2003	Percent of Class

Charles Chaney	52	31,117	1,100		*
Anne Moran	51	16,740	16,500		*
Gregory Schreacke	34	—	—		*
Larry Hawkins	48	3,469	3,190		*

*Represents less than 1%

(1)           Each director first elected in 1990 or earlier was first elected as a director of the Bank and became a director of the Corporation on the date of its incorporation in June 1990.

(2)           Includes shares owned by spouses, or as custodian or trustee over which the director or executive officer effectively exercises shared voting and investment power, unless otherwise indicated.  Also includes exercisable options and options that will become exercisable within 60 days.

(3)           Includes 2,972 shares under the ESOP that have been allocated to Mr. Johnson.  Mr. Johnson votes shares allocated to his account.

(4)           Includes 18,268 shares under the ESOP that have been allocated to executive officer participants.  Each employee participant votes shares allocated to his or her account.

Listed below is biographical information about the directors and executive officers of the Corporation.  Unless otherwise noted, all directors and executive officers have held these positions for at least five years.

Robert M. Brown, owner of Brown Funeral Home for the past 30 years, has served on the Board of Directors since 1991.  He is a charter member of the Elizabethtown A.M. Rotary Club.  Mr. Brown is also active in the National, Kentucky and South Central Funeral Directors Association.  In addition, he is an active member of the Chamber of Commerce and has served as a major division chairman of Elizabethtown Community College’s Partners in Progress fundraising campaign.

Wreno M. Hall is a retired surgeon who spent 39 years practicing in Elizabethtown.

Walter D. Huddleston is Chairman of the Board and a former two-term member of the United States Senate.  He began his professional career in broadcasting at WIEL in Elizabethtown.  Today he owns and operates Walter D. Huddleston Consulting, a legislative consulting firm located in Elizabethtown and Washington D.C. and is a former President of the Elizabethtown Chamber of Commerce and Rotary Club.  Senator Huddleston has received the U.S. Central Intelligence Agency Medal of Honor and the Outstanding Young Man of Elizabethtown and Kentucky.

B. Keith Johnson has served as President and Chief Executive Officer of the Corporation and the Bank since September 1997.  Mr. Johnson joined the Bank as Comptroller in 1993 and was appointed Executive Vice President in 1995.  Before joining the Corporation, he was a principal in a local accounting firm where he was extensively involved in the firm’s financial institution practice.  He has been a licensed certified public accountant since 1984.  Locally, Mr. Johnson serves on the Executive Committee of the Elizabethtown Industrial Foundation, Ft. Knox AUSA CORE Committee, and the United Way of Central Kentucky Board.  He is also involved in various capacities with several other community/charitable organizations.

Diane E. Logsdon is currently Vice President, Planning and Development for Hardin Memorial Hospital in Elizabethtown, Kentucky.  Mrs. Logsdon serves on numerous community and charity Boards and is past president of the Elizabethtown-Hardin County Chamber of Commerce.  She is also a member of the Elizabethtown Comprehensive Plan Steering Committee and Ft. Knox Chapter, AUSA.  She is a past recipient of the Athena Award and has been recognized through many leadership awards.  She has been honored as a Hall of Fame Award recipient by both the Chamber and the Elizabethtown Lions’ Club.

Stephen Mouser is President of Mouser Custom Cabinetry, LLC, a family-owned cabinet manufacturer in Elizabethtown.  He is a member of the Better Business Bureau, the Elizabethtown-Hardin County Chamber of Commerce, and a Board member of the United Way of Central Kentucky.  He is a former President of the Rineyville Optimist Club and former Board Member of Lincoln Trail Home Builders’ Association.

John L. Newcomb, Jr. is President and Financial Manager of Newcomb Oil Company, a family business that among other things, owns and operates the Five Star Food Marts.  He serves as Vice Chairman of the Kentucky Petroleum Marketers Association and is a member of the National Chevron Marketers Council.  Mr. Newcomb is a lifelong resident of Nelson County.

J. Alton Rider has been the owner and operator of Rider’s Men & Women Clothing Store in Elizabethtown since 1969.  He is past President of the Hardin County A.M. Rotary Club, former Hardin County School Board member, past Hardin County Representative of the Kentucky Retail Association, a current member of the National Retail Federation, and is a member of the Elizabethtown-Hardin County Chamber of Commerce. He is former chairman of the Kentucky Retail Federation, and currently serves on its board of directors.

Gail L. Schomp is the owner and operator of Carty and Carty, Inc., a mail hauling business that specializes in freight hauling, and Lexington Truck Sales, a new and used truck dealership for Volvo, Isuzu and GMC.  She was employed by her family’s business, Langley Trucking Company until 1983.  Mrs. Schomp also serves on the Executive Committee of Kentucky Motor Transportation Association.

Donald Scheer, a certified public accountant, was appointed to the Board of Directors in January 2004.  He is currently a partner in the Jefferson County based consulting firm of Scheer & Scheer.  Prior to his association with Scheer & Scheer he was a partner with the international accounting, tax and consulting firm of Deloitte & Touche

LLP.  Mr. Scheer retired from the Louisville office of Deloitte & Touche in 2002.  He is a member of the Kentucky Society of CPAs, the American Institute of CPAs and the Venture Club of Louisville.

Michael Thomas, DVM, has been a partner in the Elizabethtown Animal Hospital for 22 years.  Dr. Thomas is an active member of the American Veterinary Medical Association and the Kentucky Veterinary Medical Association.

Non-Director Executive Officers

Charles Chaney has served as an executive officer and Chief Operating Officer since 1999.  He joined the Bank in 1976 as Banking Center Manager of the Munfordville Banking Center.

Larry Hawkins has served as an executive officer and Chief Lending Officer since 2001.  He began serving as a Senior Loan Officer with the Radcliff Banking Center in 2000.  Prior to joining the Bank, Mr. Hawkins was a Commercial Loan Officer with PNC Bank.

Anne Moran has served as an executive officer and Chief Retail Officer since 1999.  Prior to joining the Bank in 1999, Ms. Moran was a Regional Manager for Bank One Corporation with 25 years of banking experience.

Gregory Schreacke has served as an executive officer and Chief Financial Officer since January 2004.  Before joining the Bank, he served as senior vice president and controller for Team Financial, Inc. in Paola, Kansas for four years.  He has also served as vice president and controller for Hemet Federal Savings and Loan, as a senior accounting officer at Mercantile Trust & Savings Bank, and as founder and shareholder in Swann, Schreacke & Associates P.C. a certified public accounting practice headquartered in Quincy, Illinois.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

During the year ended December 31, 2003, the Board of Directors held eight meetings.  All directors attended at least 75% of the meetings of the Board and the committees to which they belonged.

The Board’s Risk Management Committee consisting of Directors Brown, Mouser, Scheer and Rider is responsible for the selection and oversight of the Corporation’s independent auditors and reviews major financial, accounting and internal auditing policies.  The Board has determined that Mr. Scheer is a financial expert and that all the members of the Risk Management Committee are independent.  This committee meets with the independent auditors to discuss audit findings and oversees the Corporation’s financial reporting procedures. The committee also reviews examination reports from bank regulatory agencies and monitors policies pertaining to conflicts of interest as they affect directors, officers, and employees.  The Risk Management Committee met nine times during the year ended December 31, 2003.  The report of the Risk Management Committee is on page 13.

The Board’s Executive Compensation Committee determines issues involving executive compensation.  This committee is composed of Directors Huddleston, Hall, Mouser, and Newcomb, all of whom are independent within the meaning of The Nasdaq Stock Market, Inc.  The Compensation Committee met two times during 2003.  The report of the Compensation Committee is on page 9.

The Board’s Nominating Committee is responsible for identifying candidates to serve on the Board of Directors, making nominations to fill vacancies on the Board, and recommending the nominees to be selected by the full Board for the election of directors at each annual meeting.    The Nominating Committee has a written charter adopted by the Board of Directors, a copy of which is included with this proxy statement as Appendix A.  All eleven directors serve on the Nominating Committee, ten of whom are independent under the rules of The Nasdaq Stock Market, Inc.  The Nominating Committee met once during 2003.

Director Nominations

The Board believes that a nominee for director should be or have been a business owner, senior manager, chief operating officer, chief financial officer, or chief executive officer of a relatively complex organization or corporation, be accustomed to dealing with complex problems, or otherwise served and excelled in a position of leadership.  In addition, directors and nominees for director should have the education, experience, intelligence, independence, fairness, reasoning ability, practical wisdom and vision to exercise sound, mature judgments on a macro and entrepreneurial basis and should have high personal and professional ethics, strength of character, integrity and values.  Directors and nominees for director also should be free and willing to attend regularly scheduled meetings of the Board and its committees and otherwise be able to contribute an appropriate amount of time to the affairs of the Corporation and the Bank.    Participation on other boards of directors provides breadth of experience to our Board.  The age at the time of election of any nominee should permit a minimum of three years of service as a director.  No person can be nominated for election or appointed to the Board for a term beginning after such person attains age 72.

In identifying and evaluating director nominees, the Nominating Committee first looks at the overall size and structure of the Board to determine the need to add or succeed directors and to determine if there are any specific qualities or skills that would compliment the existing strengths of our board of directors.

The Nominating Committee may use a variety of means to identify and evaluate potential director nominees including recommendations from our current directors and management, as well as input from third party executive search firms.  The Nominating Committee then interviews qualified candidates and determine, based on background information and the information obtained in the interviews, whether to recommend that a candidate be nominated to the Board.

Mr. Scheer, who is being submitted to our shareholders for election as a director for the first time at the annual meeting, was recommended to the Nominating Committee by the President and Chief Executive Officer, B. Keith Johnson.  Mr. Scheer has had 26 years of financial and accounting experience relating to the banking industry and is well known in the Louisville business community.

The Nominating Committee will consider qualified nominees recommended by shareholders who may submit recommendations to the Nominating Committee in care of the Corporate Secretary, First Federal Financial Corporation of Kentucky, 2323 Ring Road, Elizabethtown, Kentucky 42702-5006.  To be considered by the Nominating Committee, shareholder nominations must be submitted before our fiscal year end and must be accompanied by a description of the qualifications of the proposed candidate and a written statement from the proposed candidate that he or she is willing to be nominated and desires to serve, if elected.  Nominees for director who are recommended by our shareholders will be evaluated in the same manner as any other nominee for director.

Nominations by shareholders may also be made at an annual meeting of shareholders in the manner provided by our Articles of Incorporation and Bylaws.  Our Articles of Incorporation and Bylaws provide that a shareholder entitled to vote for the election of directors may make nominations of person for election to our board of directors at a meeting of shareholders by complying with required notice procedures.  Nominations must be made by written notice and the notice must be received at our principal executive officers not less than 30 days nor more than 60 days prior to any such meeting; provided however, that if less than 31 days’ notice of the meeting is given to the shareholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Corporation not later than the close of the 10th day following the day on which notice of the meeting was mailed to shareholders.

The notice must specify:

•      as to each person the shareholder proposes to nominate for election or re-election as a director:

•      the name, age, business address, and if known, residence address of the person

•      the principal occupation or employment of the person

•      the number of shares of our stock that are beneficially owned by the person

•      any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors under Regulation 14A of the Exchange Act; and

•      as to the shareholder giving the notice:

•      the name and record address of the shareholder and any other shareholder known to be supporting the nominee; and

•      the number of shares of our capital stock that are beneficially owned by the shareholder making the nomination and by any other supporting shareholders.

We may require that the proposed nominee furnish us with other information as we may reasonably request to assist us in determining the eligibility of the proposed nominee to serve as a director.  At any meeting of shareholders, the presiding officer may disregard the purported nomination of any person not made in compliance with these procedures.

COMPENSATION COMMITTEE REPORT

The Corporation’s Executive Compensation Committee, comprised entirely of independent directors, is responsible for reviewing all aspects of the Corporation and Bank’s executive compensation program.  The Executive Compensation Committee’s primary objective in structuring executive compensation is to provide a means of attracting and retaining executives with the experience and capability of providing outstanding leadership to the Corporation and the Bank.  The Corporation’s and the Bank’s executive compensation program consists of a competitive base salary, an incentive bonus based on the attainment of annual corporate performance objectives, and stock-based compensation awards and other employee benefits.

The Committee has the responsibility of assuring that the compensation for the key executives is appropriate.  The Committee requires that there be a specific relationship between executive compensation and the performance of the Bank, but it also recognizes additional factors beyond financial performance such as salaries paid to peers, attainment of non-financial corporate objectives and other factors which act to contribute to shareholder value.  The achievement of both annual and long-term corporate objectives is considered, with the emphasis being placed on annual performance.  Consequently, at the beginning of each year, the Committee establishes salaries and potential bonuses for executive officers based on their ability to achieve annual corporate and individual targets.  Recommendations of the CEO are of major importance to the Committee’s deliberations.

Specific quantitative goals (financial goals) that were established for each key executive for the year may be tied to operating profits, growth in loans, deposits and fees, as well as expense control and reduction.  General performance goals may include special projects related to the Bank’s strategic plan and initiatives, specific program performance, expansion opportunities, unique marketing opportunities, customer satisfaction operational efficiencies, business referrals and community involvement.  The Committee also considers certain more subjective considerations of management effectiveness, maintenance of regulatory compliance standards and professional leadership.  The degree to which a key executive has attained his or her written goals and objectives is a factor in determining his or her compensation for the next fiscal year.

The Committee is also responsible for the overall administration of the stock option program and other benefit programs.  The Board of Directors believes that grants of stock options and other forms of stock-based incentive compensation from time to time can help to attract, retain and motivate executive officers to improve long-term shareholder value.  The Corporation adopted its 1998 Stock Option and Incentive Plan as a means of increasing the incentive and encouraging the continued employment of key employees by facilitating their purchases of an equity interest in the Corporation.

The Bank participates in various local and national compensation surveys for key executives.  These surveys are utilized only as a general guideline for comparison of the key executives’ level of compensation and are not a primary compensation factor in the Committee’s deliberations.  The Committee recognizes that compensation to key executives should be reasonably representative of that typically offered in the Bank’s market area in order to attract, motivate, reward and retain key executives.  The Committee’s philosophy is to provide compensation to key executives that is not only competitive with that to comparable institutions, but that also provides retention incentive for the highly skilled management necessary to ensure the long-term success of the Corporation and the Bank.

Consistent with the executive compensation policy and components described above, the Committee determined the salary and bonus received by Mr. Johnson, the CEO, for services rendered in 2003.  Mr. Johnson’s salary, as increased in 2003, was determined to be appropriate based on the Bank’s performance and his attainment of corporate objectives and other factors referenced herein.

EXECUTIVE COMPENSATION COMMITTEE

Walter D. Huddleston, Chairperson

Wreno M. Hall

Stephen Mouser

John L. Newcomb, Jr.

Gail L. Schomp

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table contains information concerning the compensation received by the Chief Executive Officer and the next three most highly compensated executive officers of the Corporation and the Bank who earned at least $100,000 in salary and bonus for the year ended December 31, 2003, the six months ended December 31, 2002, and the years ended June 30, 2002 and 2001.

Name and Principal Position	Year (1)	Salary	Bonus	Securities Underlying Options (#)	All Other Compensation
B. Keith Johnson	Dec 2003	$180,000	$34,565	—	$22,785	(2)
President and CEO	Dec 2002	87,500	2,552	—	17,434
	Jun 2002	172,000	32,548	—	32,116
	Jun 2001	165,000	6,372	—	33,875

Anne Moran	Dec 2003	$110,700	$17,983	—	$6,643	(2)
Senior Vice President	Dec 2002	54,000	1,570	—	3,230
and Chief Retail Officer	Jun 2002	106,000	20,613	—	6,379
	Jun 2001	100,000	8,458	—	3,530

Charles Chaney	Dec 2003	$110,700	$17,983	—	$6,643	(2)
Senior Vice President	Dec 2002	54,000	1,570	—	3,230
and Chief Operating Officer	Jun 2002	104,000	20,541	—	6,223
	Jun 2001	93,000	2,743	—	5,586

Larry Hawkins	Dec 2003	$90,900	$13,207	—	$5,453	(2)
Senior Vice President	Dec 2002	35,800	1,046	—	2,152
and Chief Lending Officer	Jun 2002	68,500	6,000	—	4,044
	Jun 2001	53,800	2,253	—	—

(1) The Corporation changed its fiscal year from June 30 to December 31 in 2002, and reported a six-month transition period ending December 31, 2002.

(2) Includes matching contributions to the Bank’s 401(k) Retirement Plan, ($10,803 for B. Keith Johnson, $6,643 for Anne Moran and Charles Chaney, and $5,453 for Larry Hawkins), director’s fees paid to Mr. Johnson in the amount of $19,452, and an auto allowance of $2,250 for Mr. Johnson.

Option Exercises and Fiscal Year-End Option Values

The following table contains information concerning the value of options held by the Chief Executive Officer and the next three most highly compensated executive officers at December 31, 2003.

	Shares Acquired on Exercise	Value Realized (1)	Number of Securities Underlying Unexercised Options at December 31, 2003		Value of Unexercised In-the-Money Options at December 31, 2003 (2)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
B. Keith Johnson	22,000	$439,560	22,000	—	$94,160	$—
Anne Moran	—	—	16,500	5,500	74,415	24,805
Charles Chaney	7,700	63,792	1,100	2,200	4,708	7,546
Larry Hawkins	3,300	39,105	3,190	6,380	31,880	63,758

(1) Market price at time of exercise less exercise price.

(2) Market value of underlying securities at December 31, 2003, $24.85 less exercise price.

There were no options granted for the year ended December 31, 2003.

Directors’ Compensation

Members of the Board of Directors of the Corporation receive a monthly fee of $371.  Members of the Bank’s Board of Directors receive a monthly fee of $1,250.  No fees are paid for attendance at committee meetings.

Retirement Plan

The Bank is a participant in the Financial Institutions Retirement Fund, a multiple-employer defined benefit pension plan covering employees hired before June 1, 2002.  Employees hired on or after that date are not eligible for membership in the fund.  Service credit for purposes of eligibility and vesting is retroactive to the date of employment.  Benefit service is based on the date of enrollment into the plan and is calculated through February 28, 2003 when the plan was frozen.

A qualifying employee becomes fully vested in the plan upon completion of five years’ service or when the normal retirement age of 65 is attained.  The plan is intended to comply with the requirements of Section 401(a) of the Internal Revenue Code of 1986, as amended (“Code”), as a “tax qualified” defined benefits plan, and with the provisions of the Employee Retirement Income Security Act of 1974, as amended.

The plan provides for monthly payments to each participating employee at normal retirement age.  The annual allowance payable under the plan is equal to 1.5% of the career average earnings multiplied by the years of credited service.  A participant who has attained the age of 45 and completed ten years of service may take an early retirement and elect to receive a reduced monthly benefit beginning immediately.  Mr. Johnson, Ms. Moran, Mr. Chaney, and Mr. Hawkins have 9, 3, 26, and 2 years respectively of credited service under the plan.

The following table indicates the annual retirement benefit payable under the plan based on various specified levels of plan compensation and various specified years of credited service as calculated under the plan assuming retirement at age 65 on December 31, 2003.  The IRS maximum annual benefit under the plan is limited to $152,091 per year.

Career Average Compensation	YEARS OF BENEFIT SERVICE
	15	20	25	30	35
10,000	2,300	3,000	3,800	4,500	5,300
20,000	4,500	6,000	7,500	9,000	10,500
30,000	6,800	9,000	11,300	13,500	15,800
60,000	13,500	18,000	22,500	27,000	31,500
90,000	20,300	27,000	33,800	40,500	47,300
120,000	27,000	36,000	45,000	54,000	63,000
150,000	33,800	45,000	56,300	67,500	78,800

Transactions with the Corporation and the Bank

All loans to directors and executive officers are approved by the Executive Loan Committee, reviewed and ratified by the Risk Management Committee and promptly reported to the Board of Directors.  They are made in the ordinary course of business on substantially the same terms as those of comparable transactions prevailing at the time and do not involve more than the normal risk of collectibility or contain other unfavorable terms.

COMPARATIVE STOCK PERFORMANCE GRAPH*

The graph below shows the cumulative total return on the Common Stock of the Corporation between June 30, 1998 through December 31, 2003 compared with the cumulative total return of the NASDAQ Stock Market Index for U.S. Companies and the S&P Regional Banks Index over the same period.  Cumulative total return on the stock or the index equals the total increase in value since June 30, 1998, assuming reinvestment of all dividends paid into the stock or the index, respectively.  The graph was prepared assuming that $100 was invested on June 30, 1998 in the Common Stock of the Corporation or in the indexes.  Note:  The stock price performance shown on the graph below is not necessarily indicative of future price performance.

250
200
150
100
50
0
DOLLARS
6/98
6/99
6/00
6/01
6/02
12/02
12/03
FIRST FEDERAL FINANCIAL CORPORATION
NASDAQ STOCK MARKET (U.S.)
S & P REGIONAL BANKS

* $100 invested on 6/30/98 in stock or index-
including reinvestment of dividends.
Fiscal year ending December 31.

	6/98	6/99	6/00	6/01	6/02	12/02	12/03
First Federal Financial Corporation of Kentucky	100	82	71	64	94	101	115
NASDAQ Stock Market - US	100	122	194	107	77	69	108
S & P Banks	100	100	69	108	116	103	126

RISK MANAGEMENT COMMITTEE REPORT

It is the responsibility of management to prepare the financial statements and the responsibility of Crowe Chizek and Company LLC, the Corporation’s independent public accountants, to audit the financial statements in accordance with generally accepted auditing standards accepted in the United States of America.  The Risk Management Committee has adopted a written charter and the functions and responsibilities of the Risk Management Committee are described in the charter of the Risk Management Committee.

In connection with its review of First Federal Financial Corporation’s financial statements for the year ended December 31, 2003, the Risk Management Committee:

•      has reviewed and discussed the audited financial statements with management;

•      has discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380);

•      has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), and has discussed with the independent accountant the independent accountant’s independence; and

•      has approved the audit and non-audit services of the independent public accountant for 2003.

The Risk Management Committee also discussed with management and the independent public accountants the quality and adequacy of the Corporation’s internal controls and the internal audit function’s organization, responsibilities, budget and staffing.  The Committee reviewed with the independent auditors their audit plans, audit scope and identification of audit risks.

Based on the review and discussions referred to above, the Risk Management Committee recommended to the Board of Directors that the audited financial statements be included in First Federal Financial Corporation’s Annual Report on Form 10-K for the year ended December 31, 2003.

RISK MANAGEMENT COMMITTEE

Robert M. Brown

Stephen Mouser

 Donald Scheer

 J. Alton Rider

CHANGE OF CORPORATE NAME

(Item 2 on the proxy card)

Shareholders will also vote at the Meeting on a proposal to change the Corporation’s name to First Financial Service Corporation. The Board of Directors is proposing the name change to reflect that the Corporation is now a financial services corporation offering a wide range of commercial and retail banking services to business and individual customers in the markets it serves.  The name change will eliminate the word “federal” from the Corporation’s name to help avoid any misperception in the financial markets that the Corporation is a thrift institution.

Although the proposal would change the Corporation’s name, the name of its principal banking subsidiary will remain First Federal Savings Bank of Elizabethtown.

The name change will be accomplished by amending Article I of the Corporation’s Articles of Incorporation to read “The name of the corporation is First Financial Service Corporation.”  The name change will be approved if more votes are cast in favor of the proposed amendment at the Meeting than are cast against it.  Abstentions and broker non-votes will not be counted and will have no effect on whether the amendment is approved.

The Board of Directors recommends that shareholders vote “FOR” the proposed name change.

INDEPENDENT PUBLIC ACCOUNTANTS

A representative of Crowe Chizek and Company LLC is expected to attend the annual meeting and will be available to respond to appropriate questions and will have the opportunity to make a statement if they desire to do so. Crowe Chizek and Company LLC has served as the Corporation’s independent public accountants and auditors since the 1999 fiscal year.

Audit Fees

The aggregate fees incurred for professional services rendered by Crowe Chizek and Company LLC for the audit of our annual financial statements and review of the financial statements contained in our quarterly reports on Form 10-Q for the year ended December 31, 2003, the six months ended December 31, 2002 and the year ended June 30, 2002, were $62,150, $38,875 and $56,175.

Audit-Related Fees

The aggregate fees incurred for professional services rendered for audit-related services that are related to the audit and review of our financial statements by Crowe Chizek and Company LLC for the year ended December 31, 2003, the six months ended December 31, 2002 and the year ended June 30, 2002 were $18,394, $6,325 and $7,000.

Tax Fees

The aggregate fees incurred for professional services rendered for tax-related services by Crowe Chizek and Company LLC for the year ended December 31, 2003, the six months ended December 31, 2002 and the year ended June 30, 2002 were $ 450, $450 and $1,450. Services for the 2003 period are related to miscellaneous tax inquiries.  Services for the six months ended December 31, 2002 and the year ended June 30, 2002 are related to an IRS examination and estimated payments.

All Other Fees

The aggregate fees incurred for services rendered by Crowe Chizek and Company LLC, other than the services covered under the captions “Audit Fees”, “Audit-Related Fees”, and “Tax Fees” for the year ended December 31, 2003, were $11,430 and related to trust compliance matters and corporate governance matters.  Fees for the six months ended December 31, 2002 were $5,520 and related to corporate governance and SEC advisory services.  Fees for the year ended June 30, 2002 were $8,505 and related to trust compliance matters.

The Risk Management Committee of the Board of Directors has considered whether the provision of the services covered under the caption “All Other Fees”, above, is compatible with maintaining the principal accountant’s independence.

CODE OF ETHICS

In March 2004, our Board of Directors adopted a Code of Business Ethics and Conduct, which is designed to help officers, directors and employees resolve ethical issues in an increasingly complex business environment.  The Code of Business Ethics and Conduct is applicable to all of our officers, directors and employees, including our chief executive officer, chief financial officer, principal accounting officer or controller and other persons performing similar functions.  The Code of Business Ethics and Conduct covers topics, including but not limited to, conflicts of interest, confidentiality of information and compliance with laws and regulations.  A copy of our Code of Business Ethics and Conduct is available to any person free of charge by contacting Rebecca Bowling, Corporate Secretary-Treasurer, First Federal Savings Bank, 2323 Ring Road, Elizabethtown, Kentucky 42701 (telephone) 270-765-2131.

Waivers from our Code of Business Ethics and Conduct are discouraged, but any waivers from the Code of Business Ethics and Conduct that relate to our chief executive officer, chief financial officer, principal accounting officer or controller and other persons performing similar functions or any other executive officer or director must be approved by the Board of Directors.

COMMUNICATIONS WITH OUR BOARD

Any stockholder or interested party who wishes to communicate with our Board of Directors or any specific director, including non-management directors, may write to :

Board of Directors

First Federal Savings Bank

2323 Ring Road

Elizabethtown, KY  42701

Depending on the subject matter, management will:

•      forward the communication to the director or directors to whom it is addressed (for example, if the communication received deals with questions, concerns or complaints regarding accounting, internal accounting controls and auditing matters, it will be forwarded by management to the Chairman of the Risk Management Committee for review);

•      attempt to handle the inquiry directly, for example where it is a request for information about us or our operations or it is a stock-related matter that does not appear to require direct attention by our Board of Directors or an individual director.

At each meeting of the Board of Directors, our Chairman of the Board will present a summary of all communications received since the last meeting of the Board of Directors that were not forwarded and will make those communications available to any director on request.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Corporation’s officers, directors and persons who own more than ten percent of the outstanding Common Stock must file reports detailing their ownership of Common Stock, and to furnish the Corporation with copies of all such reports.  Based solely on its review of the copies of such reports, the Corporation believes that all of its officers and directors and all stockholders who own more than ten percent of the Corporation’s outstanding Common Stock have complied with the reporting requirements for the year ended December 31, 2003.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the meeting other than those matters described above in this Proxy Statement.  However, if any other matters should properly come before the meeting, it is intended that shares represented by completed proxy cards will be voted in accordance with the judgment of the Board of Directors.

MISCELLANEOUS

The cost of solicitation of proxy cards will be borne by the Corporation.  In addition to solicitations by mail, directors, officers, and regular employees of the Corporation may solicit proxy cards personally or by telephone without additional compensation.

The Corporation’s Annual Report to Shareholders, including financial statements, is being mailed to all shareholders of record as of the close of business on March 17, 2004.  The Annual Report is not a part of the proxy solicitation material nor is it incorporated herein by reference.

SHAREHOLDER PROPOSALS

Shareholder proposals to be presented at the 2005 Annual Meeting must be received by the Corporate Secretary of the Corporation no later than December 3, 2004 to be included in the proxy statement for the 2005 Annual Meeting.  Any such proposals and any nominations of candidates for election of directors must comply with the Corporation’s Articles of Incorporation and the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.  The Corporation expects to exercise discretionary voting authority granted under any proxy form which is properly executed and returned to the Corporation on any matter that may properly come before the 2005 Annual Meeting unless written notice of the matter is delivered to the Corporation at its corporate offices, addressed to the Corporate Secretary of the Corporation, not later than April 12, 2005.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Rebecca S. Bowling
Rebecca S. Bowling
Corporate Secretary

Elizabethtown, Kentucky

April 1, 2004

APPENDIX A

FIRST FEDERAL FINANCIAL CORPORATION OF KENTUCKY

NOMINATING COMMITTEE CHARTER

Purpose

The purpose of the Nominating Committee (“Committee”) shall be to assist the Board in identifying qualified individuals to become Board members and in determining the composition of the Board of Directors and its committees.  In addition, the Committee shall assist the Board in monitoring a process to access Board effectiveness and in developing and implementing the company’s corporate governance guidelines.  The Committee shall be composed of all directors.

Committee Membership

The Nominating Committee of the Board of Directors of First Federal Financial Corporation of Kentucky shall consist of a minimum of all directors in accordance with the Corporation’s Bylaws.

Committee Authorities and Responsibilities

In furtherance of this purpose, the Committee shall have the following authority and responsibilities:

A.            Board of Director Nominees and Committees:

1.             To lead the search for individuals qualified to become members of the Board of Directors and to select director nominees to be presented for shareholder approval at the annual meeting.  The committee shall select individuals as director nominees who shall have the highest personal and professional integrity, who shall have demonstrated exceptional ability and judgment and who shall be most effective, in conjunction with the other nominees to the Board, in collectively serving the long-term interests of the shareholders.

2.             To review the Board of Directors’ committee structure and to recommend to the Board for its approval directors to serve as members of each committee.  The Committee shall review and recommend committee slates annually and shall recommend additional committee members to fill vacancies as needed.

3.             To develop and recommend to the Board of Directors for its approval an annual self-evaluation process of the Board and its committees.  The Committee shall oversee the annual self-evaluations.

4.             To review on an annual basis director compensation and benefits.

5.             When vacancies occur or otherwise at the direction of the Board, the Committee shall actively seek individuals whom the Committee determines to meet the criteria and standards for recommendation to the Board.

Subcommittees

The Committee shall have the authority to delegate any of its responsibilities to subcommittees as the Committee may deem appropriate in its sole discretion.

Consultants

The Committee shall have the authority to retain any search firm engaged to assist in identifying director candidates, and to retain outside counsel and any other advisors as the Committee may deem appropriate in its sole discretion.  The Committee shall have sole authority to approve related fees and retention terms.

Board Reports

The Committee shall report its actions and recommendations to the Board after each committee meeting and shall conduct and present to the Board an annual performance evaluation of the Committee.  The Committee shall review at least annually the adequacy of this charter and recommend any proposed changes to the Board for approval.

Reliance on Information

The Committee and each member of the Committee in his or her capacities as such, shall be entitled to rely, in good faith, on information, opinions, reports or statements, or other information prepared or presented to them by (i) officers and other employees of the company, whom such member believes to be reliable and competent in the matters presented, or (ii) counsel, public accounts or other persons as to matters which the member believes to be within the professional competence of such persons.

The Directors and Officers of
First Federal Financial Corporation of Kentucky
cordially invite you to attend our Annual Meeting of Stockholders
Wednesday, May 12, 2004, 5:00 p.m.
Corporation’s Home Office
2323 Ring Road
Elizabethtown, KY 42701

IMPORTANT

In order that there may be a proper representation at the meeting, we urge you to sign, date and mail the below proxy card even though you now plan to attend. If you are present in person you may, if you wish, vote personally on all matters brought before the meeting.

DETACH PROXY CARD HERE	COMMON

This Proxy is Solicited by the Board of Directors and the shares represented hereby will be voted as directed and in accordance with the accompanying proxy statement.
If no instructions are provided, the shares represented hereby will be voted “For” each of the nominees listed in Item 1, or cumulatively at the discretion of the proxies, and “For” Item 2.
Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Corporation at the Meeting of the Undersigned’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned acknowledges receipt from the Corporation prior to the execution of this proxy card of a Notice of the Meeting, a Proxy Statement dated April 1, 2004 and the 2004 Annual Report to Stockholders.

COMMON

Signature

Signature

Date	, 2004

Please sign exactly as your name appears above. When signing as attorney, executor, administrator, trustee or guardian, please give your full title

PLEASE COMPLETE BOTH SIDES, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

REVOCABLE PROXY
FIRST FEDERAL FINANCIAL CORPORATION OF KENTUCKY	COMMON

ANNUAL MEETING OF STOCKHOLDERS

May 12, 2004

THIS PROXY CARD IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned shareholder in First Federal Financial Corporation of Kentucky (the “Corporation”) hereby appoints the Board of Directors of the Corporation, his true and lawful attorneys and proxies, with full power of substitution in and for each of them, to vote all shares of the Corporation which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the Corporation’s home office, 2323 Ring Road, Elizabethtown, Kentucky, on Wednesday, May 12, 2004, at 5:00 p.m. local time, or at any adjournment thereof, with all the powers the undersigned would possess, including full power to vote the shares cumulatively in the election of directors, as if the undersigned was present personally at the Annual Meeting or any adjournment thereof, as follows:

						VOTE FOR	AUTHORITY WITHHELD
1.	The election as directors of all nominees listed below (except as marked to the contrary below).					☐	☐

		Robert M. Brown		J. Alton Rider	Donald Scheer	Gail L. Schomp

INSTRUCTION: To withhold authority to vote for any individual nominee, insert that nominee’s name on the line below.

2.	Name change. Proposal to amend the Articles of Incorporation to change the Corporation’s name to “First Financial Service Corporation.”

	☐	FOR	☐	AGAINST ☐	ABSTAIN

The Board of Directors recommends a vote “FOR” each of the nominees listed in Item 1 and “For” Item 2.

The proxies are hereby authorized to vote in their discretion on any other matter that may properly come before the Annual Meeting or any adjournment thereof.

The Directors and Officers of
First Federal Financial Corporation of Kentucky
cordially invite you to attend our Annual Meeting of Stockholders
Wednesday, May 12. 2004, 5:00 p.m.
Corporation’s Home Office
2323 Ring Road
Elizabethtown, KY 42701

IMPORTANT

In order that there may be a proper representation at the meeting, we urge you to sign, date and mail the below proxy card even though you now plan to attend. If you are present in person you may, if you wish, vote personally on all matters brought before the meeting.

DETACH PROXY CARD HERE	ESOP

This Proxy is Solicited by the Board of Directors and the shares represented hereby will be voted as directed and in accordance with the accompanying proxy statement.
If no instructions are provided, the shares represented hereby will be voted “For” each of the nominees listed in Item 1, or cumulatively at the discretion of the proxies, and “For” Item 2.
Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Corporation at the Meeting of the Undersigned’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned acknowledges receipt from the Corporation prior to the execution of this proxy card of a Notice of the Meeting, a Proxy Statement dated April 1, 2004 and the 2004 Annual Report to Stockholders.

ESOP

Signature

Signature

Date	, 2004

Please sign exactly as your name appears above. When signing as attorney, executor, administrator, trustee or guardian, please give your full title

PLEASE COMPLETE BOTH SIDES, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

REVOCABLE PROXY
FIRST FEDERAL FINANCIAL CORPORATION OF KENTUCKY	ESOP

ANNUAL MEETING OF STOCKHOLDERS

May 12, 2004

THIS PROXY CARD IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned shareholder in First Federal Financial Corporation of Kentucky (the “Corporation”) hereby appoints the Board of Directors of the Corporation, his true and lawful attorneys and proxies, with full power of substitution in and for each of them, to vote all shares of the Corporation which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the Corporation’s home office, 2323 Ring Road, Elizabethtown, Kentucky, on Wednesday, May 12, 2004, at 5:00 p.m. local time, or at any adjournment thereof, with all the powers the undersigned would possess, including full power to vote the shares cumulatively in the election of directors, as if the undersigned was present personally at the Annual Meeting or any adjournment thereof, as follows:

						VOTE FOR	AUTHORITY WITHHELD
1.	The election as directors of all nominees listed below (except as marked to the contrary below).					☐	☐

		Robert M. Brown		J. Alton Rider	Donald Scheer	Gail L. Schomp

INSTRUCTION: To withhold authority to vote for any individual nominee, insert that nominee’s name on the line below.

2.	Name change. Proposal to amend the Articles of Incorporation to change the Corporation’s name to “First Financial Service Corporation.”

	☐	FOR	☐	AGAINST ☐	ABSTAIN

The Board of Directors recommends a vote “FOR” each of the nominees listed in Item 1 and “For” Item 2.

The proxies are hereby authorized to vote in their discretion on any other matter that may properly come before the Annual Meeting or any adjournment thereof.